Exhibit 10Z
                                                                    -----------

                           HAEMONETICS CORPORATION

                      1998 Employee Stock Purchase Plan
                      ---------------------------------

1.    Purpose
      -------

      It is the purpose of this 1998 Employee Stock Purchase Plan to provide a means whereby eligible employees may purchase Common Stock of Haemonetics Corporation (the "Company") through payroll deductions. It is intended to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order that they may participate in the Company's economic growth.

      It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code and the provisions of this Plan shall be construed in a manner consistent with the Code.

2.    Definitions
      -----------

      The following words or terms, when used herein, shall have the following respective meanings:

      (a)   "Plan" shall mean the 1998 Employee Stock Purchase Plan.
      (b) "Company" shall mean Haemonetics Corporation, a Massachusetts corporation.
      (c) "Account" means the Employee Stock Purchase Account established for a Participant under Section 7 hereunder.
      (d) "Basic Compensation" shall mean the regular rate of salary or wages in effect immediately prior to a Purchase Period, including sales commissions, before any deductions or withholdings, but shall exclude overtime, bonuses and amounts paid in reimbursement for expenses.
      (e) "Board of Directors" shall mean the Board of Directors of Haemonetics Corporation.
      (f)   "Code" shall mean the Internal Revenue Code of 1986, as amended.
      (g) "Committee" shall mean the Stock Purchase Plan Committee appointed and acting in accordance with the terms of the Plan.
      (h) "Common Stock" shall mean shares of the Company's common stock with a par value of $.01 per share.
      (i)   "Effective Date" shall mean May 1, 1998.
      (j) "Eligible Employees" shall mean all persons employed by the Company or one of its subsidiaries as defined in Section 424 of the Code, but excluding:
            (1) Persons who have been employed by the Company or its subsidiaries for less than six months on the first day of the Purchase Period with the exception of persons previously eligible;
            (2) Persons whose customary employment is less than twenty hours per week or five months or less per year; and
            (3) Persons who are deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, its parent or a subsidiary.

      For purposes of the Plan, employment will be treated as continuing intact while a Participant is on military leave, sick leave, or other bona fide leave of absence, for up to 90 days or so long as the Participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.
      (k) "Exercise Date" shall mean the last day of a Purchase Period; provided, however, that if such date is not a business day, "Exercise Date" shall mean the immediately preceding business day.
      (l) "Participant" shall mean an Eligible Employee who elects to participate in the Plan under Section 6 hereunder.
      (m) Except as provided below, there shall be two "Purchase Periods" in each full calendar year during which the Plan is in effect, one commencing on November 1st of each calendar year and continuing through April 30 of such calendar year, and the second commencing on May 1st of each calendar year and continuing through October 31st of such calendar year. The first Purchase Period after adoption of the Plan shall commence on November 1, 1998. The last Purchase Period shall commence on May 1, 2008 and end on October 31, 2008.
      (n) "Purchase Price" shall mean the lower of (i) 85% of the fair market value of a share of Common Stock for the first business day of the relevant Purchase Period, or (ii) 85% of such value on the relevant Exercise Date. If the shares of Common Stock are listed on any national securities exchange, or traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System, the fair market value per share of Common Stock on a particular day shall be the closing price, if any, on the largest such exchange, or if not traded on an exchange, the NASDAQ National Market System, on such day, and, if there are no sales of the shares of Common Stock on such particular day, the fair market value of a share of Common Stock shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the particular day in accordance with Treasury Regulations Section 25.2512-2. If the shares of Common Stock are not then listed on any such exchange or the NASDAQ National Market System, the fair market value per share of Common Stock on a particular day shall be the mean between the closing "Bid" and the closing "Asked" prices, if any, as reported in the National Daily Quotation Service for such day. If the fair market value cannot be determined under the preceding sentences, it shall be determined in good faith by the Board of Directors.

3.    Grant of Option to Purchase Shares.
      -----------------------------------

      Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase shares of Common Stock. The term of the option shall be the length of the Purchase Period. The number of shares subject to each option shall be the quotient of the aggregate payroll deductions in the Purchase Period authorized by each Participant in accordance with Section 6 divided by the Purchase Price, but in no event greater than 800 shares per option. Notwithstanding the foregoing, (i) no employee shall be granted an option which permits his right to purchase shares under the Plan and under all other Code Section 423(b) employee stock purchase plans of the Company or any parent or subsidiary corporation to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of the Common Stock as of the date the option to purchase is granted.

4.    Shares.
      -------

      There shall be 375,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment as herein provided. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company and held as treasury shares. Shares of Common Stock not purchased under an option terminated pursuant to the provisions of the Plan may again be subject to options granted under the Plan.

      The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, the maximum number of shares that may be granted in any Purchase Period and the purchase price for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company.

5.    Administration.
      ---------------

      The Plan shall be administered by the Board of Directors or a Stock Purchase Plan Committee appointed from time to time by the Board of Directors. All members of the Committee shall serve at the discretion of the Board. The Board of Directors or the Committee, if one has been appointed, is vested with full authority to make, administer and interpret such equitable rules and regulations regarding the Plan as it may deem advisable. The Board of Directors', or the Committee's, if one has been appointed, determinations as to the interpretation and operation of the Plan shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

6.    Election to Participate.
      ------------------------

      An Eligible Employee may elect to become a Participant in the Plan for a Purchase Period by completing a "Stock Purchase Agreement" form prior to the first day of the Purchase Period for which the election is made. Such Stock Purchase Agreement shall be in such form as shall be determined by the Board of Directors or the Committee. The election to participate shall be effective for the Purchase Period for which it is made. There is no limit on the number of Purchase Periods for which an Eligible Employee may elect to become a Participant in the Plan. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions of any full percentage of his Basic Compensation, but in no event less than two percent nor more than eight percent (8%) of his Basic Compensation. An Eligible Employee may not change his authorization except as otherwise provided in
Section 9. Options granted to Eligible Employees who have failed to execute a Stock Purchase Agreement within the time periods prescribed by the Plan will automatically lapse.

7.    Employee Stock Purchase Account.
      --------------------------------

      An Employee Stock Purchase Account will be established for each Participant in the Plan for bookkeeping purposes, and payroll deductions made under Section 6 will be credited to such Accounts. However, prior to the purchase of shares in accordance with Section 8 or withdrawal from or termination of the Plan in accordance with the provisions hereof, the Company may use for any valid corporate purpose all amounts deducted from a Participant's wages under the Plan and credited for bookkeeping purposes to his Account.

      The Company shall be under no obligation to pay interest on funds credited to a Participant's Account, whether upon purchase of shares in accordance with Section 8 or upon distribution in the event of withdrawal from or termination of the Plan as herein provided.

8.    Purchase of Shares.
      -------------------

      Each Eligible Employee who is a Participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each Exercise Date to the extent that the balance then in his Account under the Plan is sufficient to purchase at the Purchase Price whole shares of the Common Stock subject to his option. Any balance remaining in the Participant's Account shall be carried forward and credited for use in the next Purchase Period. If the Employee chooses not to participate in the next Purchase Period, any balance will be refunded to him in cash. Notwithstanding the foregoing, any balance remaining in a Participant's Account at the end of a Purchase Period as a result of aggregate payroll deductions having exceeded the limitations set forth in Section 3 shall be refunded to the Participant in cash without interest.

9.    Withdrawal.
      -----------

      A Participant who has elected to authorize payroll deductions for the purchase of shares of Common Stock may cancel his election by written notice of cancellation delivered to the office or person designated by the Company to receive Stock Purchase Agreements ("Cancellation"), but any such notice of Cancellation must be so delivered not later than ten (10) days before the relevant Exercise Date.

      A Participant will receive in cash, as soon as practicable after delivery of the notice of Cancellation, the amount credited to his Account. Any Participant who so withdraws from the Plan may again become a Participant at the start of the next Purchase Period in accordance with
Section 6.

      Upon dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity every option outstanding hereunder shall terminate, in which event each Participant shall be refunded the amount of cash then in his Account.

10.   Issuance of Stock Certificates.
      -------------------------------

      The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date none of the rights or privileges of a stockholder of the Company, including the right to vote or receive dividends, shall exist with respect to such shares.

      Within a reasonable time after the Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant for the Purchase Period, which certificate shall be registered either in the Participant's name, jointly in the names of the Participant and his spouse, or in the name of the Participant or his spouse as guardian for their children, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof with the party designated by the Company to receive such notices.

11.   Termination of Employment.
      --------------------------

      (a) Upon a Participant's termination of employment for any reason, other than death, no payroll deduction may be made from any compensation due him and the entire balance credited to his Account shall be automatically refunded.
      (b) Upon the death of a Participant, no payroll deduction shall be made from any compensation due him at time of death, and the entire balance in the deceased Participant's Account shall be paid in cash to the Participant's designated beneficiary, if any, under a group insurance plan of the Company covering such employee, or otherwise to his estate.

12.   Rights Not Transferable.
      ------------------------

      The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 9 hereof shall apply with respect to such Participant.

13.   No Guarantee of Continued Employment.
      -------------------------------------

      Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.

14.   Notice.
      -------

      Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to Haemonetics Corporation, 400 Wood Road, Braintree, Massachusetts 02184 Attn: Alicia R. Lopez, General Counsel. Any notice to a Participant or an Eligible Employee shall be conspicuously posted in the Company's principal office or shall be mailed addressed to the Participant or Eligible Employee at the address designated in the Stock Purchase Agreement or in a subsequent writing.

15.   Application of Funds.
      ---------------------

      All funds deducted from a Participant's wages in payment for shares purchased or to be purchased under this Plan may be used for any valid corporate purpose provided that the Participant's Account shall be credited with the amount of all payroll deductions as provided in Section 7.

16.   Government Approvals or Consents.
      ---------------------------------

      This Plan and any offering and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. Subject to the provisions of Section 17, the Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under this Plan as may be necessary or desirable, in the opinion of counsel, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state.

17.   Amendment of the Plan.
      ----------------------

      The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board of Directors without approval of the Company's stockholders may: (a) increase the total number of shares of Common Stock which may be purchased by all Participants; or (b) change the class of employees eligible to receive options under the Plan.

      For purposes of this Section 17, termination of the Plan by the Board of Directors pursuant to Section 18 shall not be deemed to be an action which adversely affects options theretofore granted hereunder.

18.   Term of the Plan.
      -----------------

      The Plan shall become effective on the Effective Date, provided that it is approved within twelve months after adoption by the Board of Directors at a duly-held stockholder's meeting by stockholders of the Company holding a majority of the Company's voting stock. The Plan shall continue in effect through October 31, 2008, provided, however, that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination, all options then outstanding under the Plan shall automatically be canceled and the entire amount credited to the Account of each Participant hereunder shall be refunded to each such Participant.

19.   Withholding of Additional Income Taxes.
      ---------------------------------------

      By electing to participate in the Plan, each Participant acknowledges that the Company is required to withhold taxes with respect to the amounts deducted from the Participant's compensation and accumulated for the benefit of the Participant under the Plan and each Participant agrees that the Company may deduct additional amounts from the Participant's compensation, when amounts are added to the Participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each Participant further acknowledges that when Common Stock is purchased under the Plan, the Company may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each Participant agrees that such taxes may be withheld from compensation otherwise payable to such Participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the Participant under Section 6 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any Participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the Participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the Participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each Participant further acknowledges that the Company may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such Participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the Participant upon the payment to the Company of an amount sufficient to satisfy such withholding requirements.

20.   General.
      --------

      Whenever the context of this Plan permits, the masculine gender shall include the feminine and neuter genders.